UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 28, 2005
(Date of earliest event reported): July 26, 2005
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Indenture
Standard Definitions to Indenture and Transfer Agreement
Transfer Agreement

Item 1.01 Entry into a Material Definitive Agreement
     On July 26, 2005, the Registrant closed a securitization transaction with its newly-formed, wholly-owned off-balance sheet special purpose finance subsidiary, Silverleaf Finance III, LLC (“SF-III”), a Delaware limited liability company, which was formed for the purpose of issuing $108.7 million of its Timeshare Loan-Backed Notes Series 2005-A (“Series 2005-A Notes”) in a private offering and sale through UBS Securities LLC. The Series 2005-A Notes were issued pursuant to an Indenture (“Indenture”) between the Registrant, as Servicer of the timeshare loans, SF-III, and Wells Fargo Bank, National Association, as Indenture Trustee, Custodian, Backup Servicer and Account Intermediary. The Series 2005-A Notes were issued in four classes as follows:
$46,857,000 4.857% Timeshare Loan-Backed Notes, Series 2005-A, Class A (the “Class A Notes”);
$28,522,000 5.158% Timeshare Loan-Backed Notes, Series 2005-A, Class B (the “Class B Notes”),;
$16,299,000 5.758% Timeshare Loan-Backed Notes, Series 2005-A, Class C (the “Class C Notes”); and
$16,977,000 6.756% Timeshare Loan-Backed Notes, Series 2005-A, Class D, (the “Class D Notes”).
The Class A Notes, Class B Notes, Class C Notes and Class D Notes have received a rating from Moody’s Investor Services, Inc. of “Aaa”, “Aa2”, “A2” and “Baa2”, respectively.
     The Series 2005-A Notes are secured by timeshare loans sold to SF-III by the Registrant pursuant to a transfer agreement between the Registrant and SF-III. Under that agreement, the Registrant sold to SF-III approximately $132.8 million in timeshare loans that were previously pledged as collateral under revolving credit facilities with senior lenders of the Company and one of its special purpose finance subsidiaries. The proceeds from the sale of the timeshare loans to SF-III were used to pay off in full the credit facility of the Registrant’s finance subsidiary and to pay down amounts owed by the Registrant under credit facilities with its senior lenders. The timeshare loans were sold to SF-III without recourse to the Registrant, except for breaches of certain representations and warranties at the time of sale. The Registrant is responsible for servicing the timeshare loans pursuant to the terms of the Indenture and will receive a fee for its services.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     As described in Item 1.01 above, SF-III, a subsidiary of the Registrant, became obligated under an off-balance sheet arrangement. The Registrant will act as Servicer of the timeshare loans sold to SF-III and pledged as security under the Indenture. The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Indenture dated as of July 1, 2005 between Silverleaf Finance III, LLC, as Issuer, the Registrant, as Servicer, and Wells Fargo Bank, National Association, as Indenture Trustee, Backup Servicer, Custodian and Account Intermediary.

*10.2	Standard Definitions to Indenture and Transfer Agreement

*10.3	Transfer Agreement dated as of July 1, 2005 between the Registrant and Silverleaf Finance III, LLC.

*	filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	July 28, 2005	SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.

		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer
Exhibit Index

Exhibit No.	Description of Exhibit

*10.1	Indenture dated as of July 1, 2005 between Silverleaf Finance III, LLC, as Issuer, the Registrant, as Servicer, and Wells Fargo Bank, National Association, as Indenture Trustee, Backup Servicer and Custodian.

*10.2	Standard Definitions to Indenture and Transfer Agreement

*10.3	Transfer Agreement dated as of July 1, 2005 between the Registrant and Silverleaf Finance III, LLC.

*	filed herewith